EXHIBIT 10.8

INTELLICHECK MOBILISA, INC.

2006 EQUITY INCENTIVE PLAN

As Amended and Restated Effective January 1, 2014

1. PURPOSE. INTELLICHECK MOBILISA, INC., A DELAWARE CORPORATION (“INTELLICHECK”), DESIRES TO ATTRACT AND RETAIN THE BEST AVAILABLE TALENT AND TO ENCOURAGE THE HIGHEST LEVEL OF PERFORMANCE. THE INTELLI-CHECK, INC. 2004 STOCK OPTION PLAN ORIGINALLY EFFECTIVE JULY 18, 2004 WAS AMENDED AND RESTATED EFFECTIVE MARCH 24, 2006 (THE “EFFECTIVE DATE”) AND RENAMED THE 2006 EQUITY INCENTIVE PLAN TO BRING IT INTO COMPLIANCE WITH RECENT CHANGES IN APPLICABLE LAWS AND TO ADD TO THE PLAN THE ABILITY TO GRANT RESTRICTED STOCK. THE 2006 EQUITY INCENTIVE PLAN (THE “PLAN”) IS HEREBY AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2014 TO ADD TO THE PLAN THE ABILITY TO GRANT RESTRICTED STOCK UNITS. THE PLAN IS INTENDED TO PROVIDE ELIGIBLE DIRECTORS, EMPLOYEES AND INDEPENDENT CONTRACTORS OF INTELLICHECK AND ITS AFFILIATES (WHETHER OR NOT INCORPORATED) (COLLECTIVELY, WITH INTELLICHECK, THE “COMPANY”) THE OPPORTUNITY TO ACQUIRE A PROPRIETARY INTEREST IN INTELLICHECK THROUGH THE GRANT OF STOCK OPTIONS (“OPTIONS”) TO PURCHASE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF INTELLICHECK (“COMMON STOCK”), THE GRANT OF RESTRICTED SHARES OF COMMON STOCK (“RESTRICTED STOCK”) AND THE GRANT OF RESTRICTED UNITS OF COMMON STOCK (“RESTRICTED STOCK UNITS”).

2. ADMINISTRATION.

(a) In General. Subject to paragraph (b) hereof, the Plan shall be administered by the board of directors of Intellicheck (the “Board”). The Board shall have plenary authority in its discretion, to the maximum extent permissible by applicable law, subject to and not inconsistent with the express provisions of the Plan, to make all awards of Options, Restricted Stock and/or Restricted Stock Units under the Plan (“Awards”), to select from among eligible persons those individuals who will receive Awards, to determine the number of shares of Common Stock covered by each Award, the Option exercise price per share of Common Stock covered by each Option (and, in connection therewith, determine the Fair Market Value (as defined in Section 19(c)) of the Common Stock consistent with applicable laws), and the restrictions, if any, which shall apply to the Common Stock subject to an Option, Award of Restricted Stock or Award of Restricted Stock Units settled in Common Stock, to determine the terms and conditions of each Award, to approve the form of each Award agreement (an “Award Agreement”), to amend any such Award Agreement from time to time, to construe and interpret the Plan and all Award Agreements executed thereunder and to make all other determinations necessary or advisable for the administration of the Plan. In exercising its authority to set the terms and conditions of Awards, and subject only to the limits of applicable law, the Board shall be under no obligation or duty to treat similarly situated grantees of an Award Agreement (“Grantees”) in the same manner, and any action taken by the Board with respect to the grant of an Option, Restricted Stock and/or Restricted Stock Unit to one Grantee shall in no way obligate the Board to take the same or similar action with respect to any other Grantee. The Board may adopt such rules as it deems necessary or advisable in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Board then in office, except that the Board may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents (including any applicable Award Agreement) on behalf of the Board or Intellicheck. Any interpretation or determination made by the Board pursuant to the foregoing shall be conclusive and binding upon any person having or claiming any interest under the Plan. No Options, Restricted Stock or Restricted Stock Units may be granted by any person other than the Board. No Award may be granted under this Plan subject to Board approval by the officers of Intellicheck unless the Committee (as defined below) approves the grant of such Award subject to Board approval.

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EXHIBIT 10.8

(b) Appointment of Committee. Notwithstanding paragraph (a), the Board may appoint a committee of not fewer than two members of the Board (the “Committee”) and transfer to the Committee some or all of its authority hereunder. If the Board creates a Committee, the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Act”) with respect to Awards to officers, directors and holders of 10% or more of our outstanding common stock, each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and, to the extent necessary to exclude Options, Restricted Stock and/or Restricted Stock Units granted under the Plan from the calculation of the income tax deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), each member of the Committee shall be an “outside director” within the meaning of Code Section 162(m). To the extent necessary to be consistent with the provisions of this paragraph (b), any reference in the Plan and/or an Award Agreement to a decision, determination or action of the Board shall be read and understood as referring to a decision, determination or action of the Committee.

(c) Liability of Board and Committee Members. Except as otherwise required by law, no member of the Board or the Committee shall be liable for anything whatsoever in connection with the administration of the Plan other than such member’s own willful misconduct. Under no circumstances shall any member of the Board or the Committee be liable for any act or omission of any other member of the Board or the Committee. In the performance of its functions with respect to the Plan, the Board and the Committee shall be entitled to rely upon information and advice furnished by Intellicheck’s officers, Intellicheck’s accountants, Intellicheck’s legal counsel and any other party the Board or the Committee deems necessary, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

3. COMPLIANCE WITH CODE SECTION 409A.

(a) GENERAL. The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service (as defined under code section 409a) shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the COmpany nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A and neither the company nor the Committee will have any liability to any Grantee for such tax or penalty.

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EXHIBIT 10.8

(b) AWARDS OF OPTIONS AND RESTRICTED STOCK. NOTWITHSTANDING ANY OTHER PROVISIONS OF THE PLAN, THE BOARD SHALL HAVE NO AUTHORITY TO ISSUE AN OPTION OR RESTRICTED STOCK AWARD UNDER THE PLAN UNDER TERMS AND CONDITIONS WHICH WOULD CAUSE SUCH AWARD TO BE CONSIDERED NONQUALIFIED “DEFERRED COMPENSATION” SUBJECT TO THE PROVISIONS OF CODE SECTION 409A. ACCORDINGLY, BY WAY OF EXAMPLE BUT NOT LIMITATION, NO OPTIONS SHALL BE ISSUED WITH AN EXERCISE PRICE BELOW FAIR MARKET VALUE AND ALL RESTRICTED STOCK SHARES SHALL BE ISSUED AND REPORTED AS INCOME TO THE GRANTEE NO LATER THAN TWO AND ONE HALF (2½) MONTHS AFTER THE END OF THE CALENDAR YEAR IN WHICH THE RIGHT TO SUCH SHARES BECOMES VESTED.

4. TYPE OF AWARDS. THE BOARD SHALL HAVE AUTHORITY TO GRANT OPTIONS, RESTRICTED STOCK AND/OR RESTRICTED STOCK UNITS UNDER THE PLAN. OPTIONS GRANTED UNDER THE PLAN MAY BE EITHER INCENTIVE STOCK OPTIONS (“ISOS”) INTENDED TO MEET THE REQUIREMENTS OF CODE SECTION 422 OR NONQUALIFIED STOCK OPTIONS (“NSOS”) WHICH ARE NOT INTENDED TO MEET SUCH CODE REQUIREMENTS. RESTRICTED STOCK MAY BE GRANTED UNDER THE PLAN PURSUANT TO SECTION 8 OR MAY BE RECEIVED BY EXERCISE OF AN OPTION AS PROVIDED IN SECTION 7 OF THE PLAN OR BY SETTLEMENT OF RESTRICTED STOCK UNITS IN STOCK AS PROVIDED IN SECTION 9. RESTRICTED STOCK UNITS MAY BE GRANTED UNDER THE PLAN PURSUANT TO SECTION 9.

5. ELIGIBLE PERSONS. SUBJECT IN THE CASE OF ISOS TO SECTION 7(F), OPTIONS, RESTRICTED STOCK AND/OR RESTRICTED STOCK UNITS MAY BE AWARDED TO DIRECTORS, EMPLOYEES AND/OR INDEPENDENT CONTRACTORS OF THE COMPANY. FOR PURPOSES HEREOF, THE TERM “INDEPENDENT CONTRACTORS” SHALL INCLUDE CONSULTANTS, ADVISORS AND DIRECTORS OF THE COMPANY. IN DETERMINING THE PERSONS TO WHOM AWARDS SHALL BE MADE AND THE NUMBER OF SHARES TO BE COVERED BY EACH AWARD, THE BOARD SHALL TAKE INTO ACCOUNT THE DUTIES OF THE RESPECTIVE PERSONS, THEIR PRESENT AND POTENTIAL CONTRIBUTIONS TO THE SUCCESS OF THE COMPANY AND SUCH OTHER FACTORS AS THE BOARD, IN ITS DISCRETION, SHALL DEEM RELEVANT IN CONNECTION WITH ACCOMPLISHING THE PURPOSES OF THE PLAN.

6. SHARES SUBJECT TO THE PLAN. NO MORE THAN THREE MILLION EIGHT HUNDRED FIFTY THOUSAND (3,850,000) SHARES OF COMMON STOCK SHALL BE ISSUED PURSUANT TO AWARDS UNDER THE PLAN. THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK FOR WHICH OPTIONS MAY BE GRANTED TO ANY ONE INDIVIDUAL WITHIN ONE FISCAL YEAR OF INTELLICHECK SHALL BE ONE HUNDRED FIFTY THOUSAND (150,000). SUCH AGGREGATE NUMBERS SHALL BE SUBJECT TO ADJUSTMENT AS PROVIDED IN SECTION 13. IF AN AWARD EXPIRES, IS CANCELLED, IS FORFEITED OR EXPIRES WITHOUT BEING EXERCISED, THE SHARES OF COMMON STOCK SUBJECT TO THE AWARD SHALL BECOME AVAILABLE FOR FUTURE AWARDS UNDER THE PLAN. SHARES WHICH ARE DELIVERED BY THE GRANTEE OR WITHHELD BY THE COMPANY UPON THE EXERCISE OF AN OPTION OR RECEIPT OF AN OPTION IN PAYMENT OF THE EXERCISE PRICE THEREOF OR TAX WITHHOLDING THEREON, MAY AGAIN BE AWARDED HEREUNDER, SUBJECT TO THE LIMITATIONS OF THIS SECTION. IF SHARES OF RESTRICTED STOCK, INCLUDING RESTRICTED STOCK UNITS SETTLED IN SHARES, ARE FORFEITED OR REPURCHASED BY THE COMPANY, SUCH SHARES SHALL BECOME AVAILABLE FOR FUTURE GRANT UNDER THE PLAN. IF AN OPTION IS EXERCISED IN WHOLE OR IN PART BY A GRANTEE BY TENDERING PREVIOUSLY OWNED SHARES OF COMMON STOCK, OR IF ANY SHARES ARE WITHHELD IN CONNECTION WITH THE EXERCISE OF ITS OPTION TO SATISFY THE GRANTEE’S TAX LIABILITY, THE FULL NUMBER OF SHARES IN RESPECT OF WHICH THE OPTION HAS BEEN EXERCISED SHALL BE APPLIED AGAINST THE LIMIT SET FORTH IN THIS SECTION. NOTWITHSTANDING THE PROVISIONS OF THIS SECTION, NO SHARES MAY AGAIN BE SUBJECT TO FUTURE AWARD IF SUCH ACTION WOULD CAUSE AN OUTSTANDING ISO TO FAIL TO QUALIFY AS AN INCENTIVE STOCK OPTION UNDER CODE SECTION 422. ANY AWARD SETTLED IN CASH SHALL NOT BE COUNTED AS SHARES OF COMMON STOCK FOR ANY PURPOSE UNDER THIS PLAN.

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EXHIBIT 10.8

7. OPTION AWARDS.

(a) Term of Options. The term of each Option shall be fixed by the Board and specified in the applicable Award Agreement, but in no event shall it be more than ten (10) years from the date of grant, subject to earlier termination as provided in Section 15.

(b) Vesting. The Board shall determine the vesting schedule applicable to a particular Option grant and specify the vesting schedule in the applicable Award Agreement. Notwithstanding the foregoing the Board may accelerate the vesting of an Option at any time.

(c) No Deferral Feature. The Award Agreement shall not provide for any deferral feature with respect to an Option constituting a deferral of compensation under Code Section 409A.

(d) Termination of Relationship to the Company.

(i) Options Granted To Employees. With respect to an Option granted to an individual who is an employee of the Company at the time of Option grant, unless the Award Agreement expressly provides to the contrary, (i) the Option shall terminate immediately upon the Grantee’s termination of employment for Cause (as defined in Section 19(a)); (ii) in the event that the Grantee’s employment with the Company shall terminate by reason of death or Disability (as defined in Section 19(b)), the unvested portion of the Option shall terminate immediately and the vested portion of the Option shall terminate one (1) year following such termination of employment (i.e., the Option shall not continue to vest during such one year period); and (iii) in the event that the Grantee’s employment with the Company shall terminate for any other reason, the unvested portion of the Option shall terminate immediately and the vested portion of the Option shall terminate three (3) months after such termination of employment (i.e., the Option shall not continue to vest during such three month period); provided, however, that in the event that the Grantee is subject to any non-compete or confidentiality agreement which he or she violates, the Option shall immediately terminate upon such violation. Notwithstanding anything herein to the contrary, in no event shall an Option remain exercisable beyond the expiration date specified in the applicable Award Agreement. An Award Agreement may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates for purposes of the Plan and the effect of leaves of absence, which provisions may vary from one Award Agreement to another.

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EXHIBIT 10.8

(ii) Options Granted to Directors or Independent Contractors. With respect to an Option granted to an individual who is not an employee of the Company at the time of Option grant, the Board shall determine and specify in the applicable Award Agreement the consequences, if any, of the termination of the Grantee’s relationship with the Company.

(e) Option Exercise Price. Subject in the case of ISOs to Section 7(f), the Option exercise price per share of Common Stock covered by either an ISO or a NSO granted under that Plan shall be no less (and shall have no potential to become less at any time) than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date of grant.

(f) ISO Provisions.

(i) Employment Requirement. ISOs may only be awarded to employees of Intellicheck or a corporation which, with respect to Intellicheck, is a “parent corporation” or “subsidiary corporation” within the meaning of Code Sections 424(e) and (f), respectively. Furthermore, except as otherwise provided in Code Section 422, if a Grantee is no longer employed by Intellicheck or a parent corporation or subsidiary corporation of Intellicheck, the Grantee’s Option shall cease to be treated as an ISO.

(ii) Option Exercise Price. The Option exercise price per share of Common Stock covered by an ISO shall be no less than the Fair Market Value of a share of Common Stock on the date of grant of the Option, except in the case of an individual who at the time of grant owns or is deemed to own under Section 424(d) of the Code stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of Intellicheck or of a parent or subsidiary corporation of Intellicheck, in which case, (i) the Option exercise price of the Common Stock covered by any ISO granted to such person shall in no event be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted and (ii) the term of an ISO granted to such person may not exceed five (5) years from the date of grant.

(iii) $100,000 Limit. The aggregate Fair Market Value (determined at the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company) may not exceed one hundred thousand dollars ($100,000).

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EXHIBIT 10.8

(iv) Options Which Do Not Satisfy ISO Requirements. To the extent that any Option which is issued under the Plan exceeds the limit set forth in paragraph (iii) or otherwise does not comply with the requirements of Code Section 422, it shall be treated as a NSO.

(g) Exercise of Options.

(i) An Option may be exercised at any time and from time to time, in whole or in part, as to any or all full shares as to which the Option is then exercisable; provided, however, that if so specified in the Award Agreement, the Option may not, in a single exercise, be exercised for fewer than the minimum number of shares specified in the Award Agreement, unless the exercise is for all of the shares as to which the Option is then exercisable. An Option may not be exercised with respect to a fractional share. If an Option is exercised with respect to all of the whole shares as to which the Option is exercisable, and the Option remains exercisable with respect to less than one share of Common Stock, the Option shall immediately and without any further action by the Company or the Grantee be cancelled with respect to the remaining fractional share, without any consideration being paid by the Company. A Grantee (or other person who, pursuant to Section 10, may exercise the Option) shall exercise the Option by delivering to Intellicheck at the address provided in the Award Agreement a written, signed notice of exercise, stating the number of shares of Common Stock with respect to which the option exercise is being made, and satisfy the requirements of subparagraph (ii) of this Section. Upon receipt by Intellicheck of any notice of exercise, the exercise of the Option as set forth in that notice shall be irrevocable.

(ii) Upon exercise of an Option the Grantee shall pay to Intellicheck the Option exercise price per share of Common Stock multiplied by the number of full shares as to which the Option is then exercised. A Grantee may pay the Option exercise price by tendering or causing to be tendered in cash, by delivery of shares of Common Stock owned by the Grantee for at least six (6) months preceding the date of exercise of the Option (or such shorter or longer period as the Board may approve or require from time to time) having a Fair Market Value equal to the exercise price or other property permitted by law and acceptable to the Board, or any combination thereof. Without limiting the foregoing, payment of the exercise price may be facilitated by an outside broker.

(iii) The certificate representing the shares as to which an Option has been exercised shall bear an appropriate legend setting forth any restrictions applicable to such shares.

(h) Taxes. A Grantee shall, upon notification of the amount due, promptly pay or cause to be paid the amount determined by the Board as necessary to satisfy all applicable tax and other withholding requirements. A Grantee may satisfy his withholding requirements in any manner satisfactory to the Board.

(i) No Stockholder Rights. No Grantee shall have the rights of a stockholder with respect to shares covered by an Option until such person becomes the holder of record of such shares. If in connection with an exercise of the Option the Grantee pays all or a portion of the Option exercise price with shares of Common Stock, the Grantee shall continue to be the stockholder of record with respect to the shares which he has tendered as exercise payment until the Grantee becomes the holder of record of the shares of Common Stock to be acquired upon such exercise.

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EXHIBIT 10.8

(j) Award Agreement. The terms and conditions of each Option grant shall be set forth in an Award Agreement in the form approved by the Board. Each Award Agreement shall be executed by Intellicheck and the Grantee. Each Award Agreement shall, at a minimum, specify (i) the number of shares of Common Stock subject to any Option, (ii) whether the Option is intended to be an ISO or NSO, (iii) the provisions related to vesting and exercisability of the Option, including the Option exercise price, (iv) that the Option is subject to the terms and provisions of the Plan and that in the event of any conflict between the Award Agreement and the Plan, the Plan shall control. The Award Agreement may also contain such other terms and conditions as the Board determines to be necessary or advisable. Award Agreements may vary from one to another.

8. RESTRICTED STOCK AWARDS.

(a) Restricted Stock Grant. The Board may grant Restricted Stock to such directors, employees and independent contractors of the Company, in such amounts, and subject to such terms and conditions as the Board may determine, in its sole discretion, including restrictions on transferability which may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board shall determine.

(b) Restricted Stock Purchase. The Administrator may require a Grantee to pay a purchase price to receive Restricted Stock at the time the Award is granted, in which case the purchase price and the form and timing of payment shall be specified in the Award Agreement in addition to the vesting provisions and other applicable terms.

(c) No Deferral Provisions. A Restricted Stock Award shall not provide for any deferral of compensation recognition after vesting with respect to Restricted Stock which would cause the Award to constitute a deferral of compensation subject to Code Section 409A.

(d) Rights as a Shareholder. The holder of Restricted Stock shall have rights equivalent to those of a shareholder and shall be a shareholder when the Restricted Stock grant is entered upon the records of the duly authorized transfer agent of the Company

(e) Award Agreement. The terms and conditions of each grant of Restricted Stock shall be set forth in an Award Agreement in the form approved by the Board. Each Award Agreement shall be executed by Intellicheck and the Grantee. Each Award Agreement shall, at a minimum, specify (i) the shares of Common Stock subject to the Award, (ii) the terms, conditions, and restrictions applicable to such Restricted Stock, and (iii) that the Restricted Stock grant is subject to the terms and provisions of the Plan and that in the event of any conflict between the Award Agreement and the Plan, the Plan shall control. Restricted Stock grants shall be evidenced by certificates registered in the name of the holder and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may retain physical possession of any such certificates, and the Company may require a Grantee awarded Restricted Stock to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture or a requirement to sell Restricted Stock back to the Company. The Award Agreement may also contain such other terms and conditions as the Board determines to be necessary or advisable. Award Agreements may vary from one to another.

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EXHIBIT 10.8

(f) Taxes. A Grantee shall, upon notification of the amount due, promptly pay or cause to be paid the amount determined by the Board as necessary to satisfy all applicable tax and other withholding requirements. A Grantee may satisfy his withholding requirements in any manner satisfactory to the Board.

9. RESTRICTED STOCK UNIT AWARDS.

(a) Restricted Stock Unit Grant. The Board may grant Restricted Stock Units to such directors, employees and independent contractors of the Company, in such amounts, and subject to such terms and conditions as the Board may determine, in its sole discretion, including restrictions on transferability which may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board shall determine. Each Restricted Stock Unit is a bookkeeping entry representing the right to receive at a future date one share of Common Stock (or its cash equivalent based on the Fair Market Value of a share of Common Stock on the applicable determination date), subject to the terms and conditions of the Award as determined by the Board.

(b) Award Agreement. The terms and conditions of each grant of Restricted Stock Units shall be set forth in an Award Agreement in the form approved by the Board. Each Award Agreement shall be executed by Intellicheck and the Grantee. Each Award Agreement shall, at a minimum, specify (i) the shares of Common Stock subject to the Award, (ii) the terms, conditions, and restrictions applicable to such Restricted Stock Units, and (iii) that the Restricted Stock Units grant is subject to the terms and provisions of the Plan and that in the event of any conflict between the Award Agreement and the Plan, the Plan shall control. The Award Agreement may also contain such other terms and conditions as the Board determines to be necessary or advisable. Award Agreements may vary from one to another.

(c) Vesting. The Board shall determine the vesting schedule applicable to a particular Restricted Stock Unit grant and specify the vesting schedule in the applicable Award Agreement. Notwithstanding the foregoing the Board may accelerate the vesting of Restricted Stock Units at any time.

(d) Voting and Dividend Rights. Unless otherwise stated in the applicable Award Agreement, holders of Restricted Stock Units shall not have rights as stockholders of Intellicheck, including no voting or dividend or dividend equivalents rights. Any dividend equivalents shall be provided in accordance with Section 13(c).

(e) Creditor’s Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of Intellicheck. Restricted Stock Units represent an unfunded and unsecured obligation of Intellicheck, subject to the terms and conditions of the applicable Award Agreement.

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EXHIBIT 10.8

(f) Settlement of Restricted Stock Units. Restricted Stock Units may be settled in cash or Common Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Code Section 409A or (ii) otherwise within the requirements of Code Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

(g) Taxes. A Grantee shall, upon notification of the amount due, promptly pay or cause to be paid the amount determined by the Board as necessary to satisfy all applicable tax and other withholding requirements. A Grantee may satisfy his withholding requirements in any manner satisfactory to the Board.

10. NONTRANSFERABILITY.

(a) Subject to Section 10(b), Options granted under the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and Options may be exercised during the lifetime of the Grantee only by the Grantee or by the Grantee’s guardian or legal representative. In the event of any attempt by an Grantee to transfer, assign, pledge, hypothecate or otherwise dispose of an Option or any right thereunder, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Intellicheck may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

(b) Notwithstanding Section 10(a), if and only if (and on the terms) so provided in the applicable Award Agreement, an Grantee may transfer a NSO, by gift or a domestic relations order, to a Family Member of the Grantee (as defined in Section 19(d)). If a NSO is transferred in accordance with this subparagraph, the Option shall be exercisable solely by the transferee, but the determination of the exercisability of the Option shall be based solely on the activities and state of affairs of the Grantee. Thus, for example, if after a transfer the Grantee ceases to be a director or an employee of the Company, such termination shall trigger the provisions of Section 7(d) hereof. Conversely, if after a transfer the transferee ceases to be a director or an employee of the Company, such termination shall not trigger the provisions of Section 7(d) hereof.

(c) Restricted Stock and Restricted Stock Units shall not be assignable or transferable except under the terms and conditions specified in the applicable Award Agreement.

11. COMPLIANCE WITH LAW; REGISTRATION OF SHARES.

(a) The Plan and any grant hereunder shall be subject to all applicable laws, rules, and regulations of any applicable jurisdiction or authority or agency thereof and to such approvals by any regulatory or governmental authority or agency or securities exchange which, in the opinion of Company’s counsel, may be required or appropriate.

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EXHIBIT 10.8

(b) Notwithstanding any other provision of the Plan or Award Agreements made pursuant hereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

(i) Effectiveness of any registration or other qualification of such shares of the Company under any law or regulation of any applicable jurisdiction or authority or agency thereof which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable; and

(ii) Grant of any other consent, approval or permit from any applicable jurisdiction or authority or agency thereof or securities exchange which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable.

The Company shall use all reasonable efforts to obtain any consent, approval or permit described above; provided, however, that except to the extent as may be specifically required in an Award Agreement with respect to any particular Option grant, the Company shall be under no obligation to register or qualify any shares subject to an Award under any federal or state securities law or on any exchange.

12. NO RESTRICTION ON THE RIGHT OF INTELLICHECK TO EFFECT CORPORATE CHANGES. THE PLAN AND THE OPTIONS, RESTRICTED STOCK AND/OR RESTRICTED STOCK UNITS GRANTED HEREUNDER SHALL NOT AFFECT IN ANY WAY THE RIGHT OR POWER OF INTELLICHECK OR ITS STOCKHOLDERS TO MAKE OR AUTHORIZE ANY OR ALL ADJUSTMENTS, RECAPITALIZATION, REORGANIZATIONS OR OTHER CHANGES IN THE COMPANY’S CAPITAL STRUCTURE OR ITS BUSINESS, OR ANY MERGER OR CONSOLIDATION OF THE COMPANY, OR ANY ISSUE OF STOCK OR OF OPTIONS, WARRANTS OR RIGHTS TO PURCHASE STOCK OR OF BONDS, DEBENTURES, PREFERRED OR PRIOR PREFERENCE STOCKS WHOSE RIGHTS ARE SUPERIOR TO OR AFFECT THE COMMON STOCK OR THE RIGHTS OF HOLDERS THEREOF OR WHICH ARE CONVERTIBLE INTO OR EXCHANGEABLE FOR COMMON STOCK, OR THE DISSOLUTION OR LIQUIDATION OF THE COMPANY, OR ANY SALE OR TRANSFER OF ALL OR ANY PART OF ITS ASSETS OR BUSINESS, OR ANY OTHER CORPORATE ACT OR PROCEEDING, WHETHER OF A SIMILAR CHARACTER OR OTHERWISE.

13. CERTAIN ADJUSTMENTS.

(a) In the event that Intellicheck or the division, subsidiary or other affiliated entity for which a Grantee performs services is sold (including a stock or an asset sale), spun off, merged, consolidated, reorganized or liquidated, the Board may determine that (i) the Option shall be assumed, or a substantially equivalent Option shall be substituted, by an acquiring or succeeding entity (or an affiliate thereof) on such terms as the Board determines to be appropriate; (ii) upon written notice to the Grantee, provide that the Option shall terminate immediately prior to the consummation of the transaction unless exercised by the Grantee within a specified period following the date of the notice; (iii) in the event of a sale or similar transaction under the terms of which holders of Common Stock receive a payment for each share of Common Stock surrendered in the transaction (the “Sales Price”), make or provide for a payment to each Grantee equal to the amount by which (A) the Sales Price times the number of shares of Common Stock subject to the Option (to the extent such Option is then exercisable) exceeds (B) the aggregate exercise price for all such shares of Common Stock; or (iv) may make such other equitable adjustments as the Board deems appropriate. Immediately prior to a Change of Control, any shares of Restricted Stock and/or any Restricted Stock Units which are not vested and any Option Agreements which are not fully exercisable shall vest or become fully exercisable, as applicable. The term “Change of Control” means any single transaction or event, other than an Acquisition, pursuant to which (i) a majority of the members of the Board resign or are replaced, or (ii) one person or a number of persons acting together as a group own more than 50 percent of the combined voting power of Company. The term “Acquisition” means (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

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EXHIBIT 10.8

(b) In the event of any stock dividend or split, recapitalization, combination, exchange or similar change affecting the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board shall make any or all of the following adjustments as it deems appropriate to equitably reflect such event: (i) adjust the aggregate number of shares (or such other security as is designated by the Board) which may be acquired pursuant to the Plan, (ii) adjust the option price to be paid for any or all such shares subject to the then outstanding Options, (iii) adjust the number of shares of Common Stock (or such other security as is designated by the Board) subject to any or all of the then outstanding Options and (iv) make any other equitable adjustments or take such other equitable action as the Board, in its discretion, shall deem appropriate. For purposes hereof, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”

(c) If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Common Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Common Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award which is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

(d) Any and all adjustments or actions taken by the Board pursuant to this Section shall be conclusive and binding for all purposes.

14. NO RIGHT TO CONTINUED ENGAGEMENT OR EMPLOYMENT. NEITHER THE PLAN NOR ANY AWARD AGREEMENT OR ACTION TAKEN HEREUNDER SHALL BE CONSTRUED AS GIVING ANY DIRECTOR, EMPLOYEE OR ANY INDEPENDENT CONTRACTOR ANY RIGHT TO CONTINUE AS A DIRECTOR, AN EMPLOYEE OR AN INDEPENDENT CONTRACTOR OF THE COMPANY OR AFFECT THE RIGHT OF THE COMPANY TO TERMINATE SUCH PERSON’S EMPLOYMENT OR OTHER RELATIONSHIP WITH THE COMPANY AT ANY TIME.

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EXHIBIT 10.8

15. AMENDMENT; EARLY TERMINATION. THE BOARD MAY AT ANY TIME AND FROM TIME TO TIME ALTER, AMEND, SUSPEND OR TERMINATE THE PLAN IN WHOLE OR IN PART; PROVIDED, HOWEVER, THAT NO AMENDMENT REQUIRING STOCKHOLDER APPROVAL BY LAW, RULES OR REGULATIONS, OR BY THE RULES OF ANY STOCK EXCHANGE, INTER-DEALER QUOTATION SYSTEM, OR OTHER MARKET IN WHICH SHARES OF COMMON STOCK ARE TRADED, SHALL BE EFFECTIVE UNLESS AND UNTIL SUCH STOCKHOLDER APPROVAL HAS BEEN OBTAINED IN COMPLIANCE WITH SUCH RULE OR LAW; AND PROVIDED, FURTHER, THAT NO SUCH AMENDMENT SHALL MATERIALLY AND ADVERSELY AFFECT THE RIGHTS OF AN GRANTEE IN ANY AWARD PREVIOUSLY GRANTED UNDER THE PLAN WITHOUT THE GRANTEE’S WRITTEN CONSENT. WITHOUT LIMITING THE FOREGOING, OUTSTANDING OPTIONS MAY BE REPRICED DOWNWARD AND/OR REISSUED SUBJECT TO APPLICABLE LAWS WITHOUT STOCKHOLDER APPROVAL.

16. EFFECTIVE DATE. THIS RESTATED PLAN SHALL BE EFFECTIVE AS OF THE EFFECTIVE DATE, SUBJECT TO THE APPROVAL THEREOF BY THE STOCKHOLDERS OF INTELLICHECK ENTITLED TO VOTE THEREON WITHIN TWELVE (12) MONTHS OF SUCH DATE. IN THE EVENT THAT SUCH STOCKHOLDER APPROVAL IS NOT OBTAINED WITHIN SUCH TIME PERIOD, THE RESTATED PLAN AND ANY AWARD GRANTED UNDER THE RESTATED PLAN ON OR PRIOR TO THE EXPIRATION OF SUCH 12 MONTH PERIOD SHALL BE VOID AND OF NO FURTHER FORCE AND EFFECT.

17. TERMINATION OF PLAN. UNLESS TERMINATED EARLIER BY THE BOARD IN ACCORDANCE WITH SECTION 15 ABOVE, NO FURTHER AWARDS MAY BE GRANTED UNDER THE PLAN AFTER THE TENTH (10TH) ANNIVERSARY OF THE EFFECTIVE DATE.

18. SEVERABILITY. IN THE EVENT THAT ANY ONE OR MORE PROVISIONS OF THE PLAN OR AN AWARD AGREEMENT, OR ANY ACTION TAKEN PURSUANT TO THE PLAN OR AN AWARD AGREEMENT, SHOULD, FOR ANY REASON, BE UNENFORCEABLE OR INVALID IN ANY RESPECT UNDER THE LAWS OF THE UNITED STATES, ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, SUCH UNENFORCEABILITY OR INVALIDITY SHALL NOT AFFECT ANY OTHER PROVISION OF THE PLAN OR AWARD AGREEMENT, BUT IN SUCH PARTICULAR JURISDICTION AND INSTANCE THE PLAN AND/OR AWARD AGREEMENT, AS APPLICABLE, SHALL BE CONSTRUED AS IF SUCH UNENFORCEABLE OR INVALID PROVISION HAD NOT BEEN CONTAINED THEREIN OR IF THE ACTION IN QUESTION HAD NOT BEEN TAKEN THEREUNDER.

19. DEFINITIONS.

(a) Cause. The term “Cause” when used herein in conjunction with termination of employment (or other relationship) means (i) if the Grantee is a party to an employment or similar agreement with the Company which defines “cause” (or a similar term), the meaning set forth in such agreement (other than death or Disability), or (ii) otherwise, termination by the Company of the employment (or other relationship) of the Grantee by reason of the Grantee’s (1) intentional failure to perform reasonably assigned duties, (2) dishonesty or willful misconduct in the performance of his duties, (3) involvement in a transaction which is materially adverse to the Company, (4) breach of fiduciary duty involving personal profit, (5) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (6) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company, or (7) material breach of any provision of the Plan, the Grantee’s Award Agreement or any other written agreement between the Grantee and the Company, in each case as determined in good faith by the Board, whose determination shall be final, conclusive and binding on all parties.

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EXHIBIT 10.8

(b) Disability. For purposes hereof, the Grantee shall be deemed to have been terminated by reason of “Disability” if the Grantee is permanently and totally disabled, within the meaning of Code Section 22(e).

(c) Fair Market Value. As used herein, the term “Fair Market Value” shall be defined in accordance with applicable laws and shall mean, with respect to Common Stock on any given date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or any stock exchange on which the Common Stock may be listed, as reported in The Wall Street Journal. If the Common Stock is not listed on the Nasdaq Stock Market or on a national stock exchange, but is quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per share of the Common Stock for such date. If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means, with respect to a particular Option grant, may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Common Stock shall be determined by the Board in good faith by any fair and reasonable means.

(d) Family Member of the Grantee. As used herein, “Family Member of the Grantee” means the Grantee’s lineal descendant, stepchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which the Grantee and/or these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50% of the voting interests.

20. Transfers to and from Affiliates. For all Plan purposes, a transfer of an employee from Intellicheck to an Intellicheck affiliate or visa versa, or a transfer from one Intellicheck affiliate to another, will not be treated as a termination of employment.

21. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

22. Governing Law. This Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to any conflict of law provision that would defer to the substantive laws of another jurisdiction.

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